SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 1997

SUN INTERNATIONAL NORTH AMERICA, INC.
(Exact name of registrant as specified in its charter)


    	Delaware	        			1-4748	          		 59-0763055
  (State or other 		  (Commission          (IRS employer
  jurisdiction of	 	  file number)		        identification
   incorporation)	                   					  number)


			1415 East Sunrise Boulevard
	   Fort Lauderdale, Florida                       33304
  (Address of principal executive offices)      (Zip code)

Registrant's telephone number,
Including area code: (954) 713-2500
















Total No. of Pages 3







Item 4. Changes in Registrant's Certifying Accountant

	On August 11, 1997, Sun International North America, Inc. ("SINA") dismissed its former certifying accountant, Ernst & Young LLP. The accountant's report did not contain an adverse opinion or a disclaimer of opinion as to uncertainty, audit scope or accounting principles for either of the last two years. The decision to change accountants was approved by the board of directors of SINA. There were no disagreements between SINA and its former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during SINA's two most recent fiscal years or any subsequent interim period preceding the dismissal.

	On August 11, 1997, SINA engaged Arthur Andersen LLP as its certifying accountant. Arthur Andersen LLP is the certifying accountant for SINA's parent company Sun International Hotels Limited.
































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SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



						SUN INTERNATIONAL NORTH AMERICA, INC.
						            (Registrant)



						 /s/ John R. Allison
						John R. Allison
						(Authorized Officer of
						Registrant and Chief
						Financial Officer)





Date:  August 12, 1997























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